Exhibit 10.14

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

NON-EXCLUSIVE LICENSE AGREEMENT

THIS NON-EXCLUSIVE LICENSE AGREEMENT (the “Agreement”), effective as of October 31, 2013 (the “Effective Date”), is entered into by and between BioWa, Inc., with a principal place of business at 9420 Athena Circle, La Jolla, California 92037 USA (“BioWa”), Lonza Sales AG a Swiss corporation, with a principal place of business at Munchensteinerstrasse 38, Basel, CH-4002 Switzerland (“Lonza”) (together “the Licensor”) and Allakos, Inc. with its principal place of business located at 75 Shoreway Road, Suite A San Carlos CA 94070 (“Licensee”). Lonza, BioWa, Licensor or Licensee may hereafter be referred to as a “Party” and collectively as the “Parties.”

BACKGROUND

WHEREAS, Lonza and BioWa have combined Lonza’s GS System and BioWa’s Potelligent® Technology and their related intellectual property to jointly create Potelligent® CHOK1SV for use in combination with the Vectors (all as herein defined) (the “Technology”); and

WHEREAS, Licensee is engaged in the business of researching, developing, manufacturing and/or commercializing recombinant protein products containing monoclonal antibodies for use as pharmaceutical products; and

WHEREAS, Licensee wishes to acquire certain nonexclusive rights to the Technology to research and develop monoclonal antibodies capable of specifically binding to targets which shall be identified and mutually agreed upon as specified in this Agreement; and

WHEREAS, Licensor is willing to grant such license to the Technology and the Licensee desires to take such license, subject to the terms and conditions in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties, intending to be legally bound, agree as follows:

ARTICLE 1

DEFINITIONS

Words or phrases having their initial letter capitalized shall, except as clearly provided otherwise in this Agreement or in the context in which they are used, have the respective meanings set forth below. A cross-reference below to a defined term in this Agreement is for the convenience of the reader of this document, and this Article 1 may not contain an exhaustive list of all words or phrases defined elsewhere in this Agreement.

1.1 “Activities” means the Research, development, manufacturing and commercialization of a Product performed by Licensee or any permitted Sublicensee under this Agreement.

1.2 “ADCC” means Antibody Dependent Cellular Cytotoxicity.

1.3 “Affiliate” means any corporation, company, partnership, joint venture, firm or other business entity which controls, is controlled by, or is under common control with a Party. For purposes of this definition, “control” shall be presumed to exist if one of the following conditions is met: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entities.

1.4 “Antibody” means a monoclonal antibody, antibody fragment or any composition of matter derived therefrom, made through use of the Technology. For purposes of this Agreement, “derived” shall mean obtained, developed, created, synthesized, designed, derived or resulting from, based upon or otherwise generated (whether directly or indirectly, or in whole or in part). For purpose of clarity, the foregoing shall include any monoclonal antibody, any CDR (complementarity determining region), variable or constant region, any single chain antibody, any partially or fully humanized antibody, any peptides identified through antibody phage display, and any peptide derived from one or more antibodies based on the sequence and structure information of the antibodies, e.g. binding site information of the antibodies.

1.5 “Approval” means, with respect to a Product in a particular jurisdiction, the technical, medical and scientific licenses, registrations, authorizations and approvals (including, without limitation, approval of a BLA, and pricing and Third Party reimbursement approvals, and labeling approvals with respect thereto) of any national, supra-national, regional, state or local regulatory agency, necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and sale of a Product.

1.6 “Approved Territory” means [***].

1.7 “Bankruptcy Code” means Title 11 of the United States Code.

1.8 “Base Powder” means the powder set out in Exhibit 3.

1.9 “Biologics License Application” or “BLA” means a Biologics License Application and amendments thereto filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. Section 600 et seq., for FDA approval of a Product and “sBLA” means a supplemental BLA, and any equivalent or a New Drug Application, as defined in the U.S. Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, and any corresponding non-U.S. marketing authorization application, registration or certification, necessary to market a Product in any country outside the U.S., but not including applications for pricing and reimbursement approvals.

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.10 “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York, United States are required or authorized by law to be closed.

1.11 “Calendar Quarter” means each three-month period commencing on January 1, April 1, July 1 or October 1 of each year during the Term.

1.12 “CHOK1SV Cell Line” means Lonza’s suspension variant host Chinese Hamster Ovary (CHO) cell line.

1.13 “Claims” has the meaning set forth in Section 11.1.

1.14 “Commencement” means the first dosing of the first patient in the applicable clinical trial.

1.15 “Commercial License” has the meaning set forth in Section 2.1.

1.16 “Commercial License Fee” has the meaning set forth in Section 6.3.

1.17 “Commercial Target” means the single Target which Licensee has designated and reserved in accordance with Section 4.1 of this Agreement and for which Licensee is granted a license hereunder.

1.18 “Competing Contract Manufacturer” means any party who, together with its affiliates, generated more than [***] from the performance of contract manufacturing services as a third party manufacturer of monoclonal antibodies and/or therapeutic proteins.

1.19 “Confidential Information” means all confidential or other proprietary information of a Party, whether written, oral or otherwise, and including, but not limited to, Know-How or other information, whether or not patentable, regarding a Party’s technology, products, business information or objectives that is designated as confidential, or which under the circumstances surrounding disclosure or given the nature of the information would reasonably be believed to be confidential.

1.20 “Control” or “Controlled” means, with respect to a Know-How or Patent right, that a Party has the ability to grant a license or a sublicense to such intellectual property without violating the terms of any agreement with a Third Party.

1.21 “Effective Date” has the meaning set forth in the preamble to this Agreement.

1.22 “Enforcement Action” has the meaning set forth in Section 8.3.

1.23 “FDA” means the U.S. Food and Drug Administration and any successors thereto and its foreign counterparts throughout the world.

1.24 “Field” means the prevention, diagnosis and treatment of human diseases.

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.25 “First Commercial Sale” means, with respect to any Product in any country, the first bona fide commercial sale by Licensee or its Sublicensee (or Strategic Partner, if applicable) of such Product following an Approval in such country.

1.26 “GS System” means Lonza’s glutamine synthetase gene expression system consisting of the CHOK1SV Cell Line, the Transfection Medium & Supplements System, the Vectors, and the related Know-How and Patents, whether used individually, or in combination with each other. For the avoidance of doubt, any gene proprietary to Licensee inserted into the GS System for the purpose of producing Product does not form part of the GS System.

“IND” means an Investigational New Drug application, as defined in the U.S. Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, or any corresponding non-U.S. application, registration or certification necessary to transport or distribute investigational new drugs for clinical testing in any country outside the U.S.

1.27 “Indemnitee” and “Indemnitor” have the respective meanings set forth in Section 11.2.

1.28 “IP” means intellectual property.

1.29 “Know-How” means any proprietary technical or other information whether patentable or not and whether in written or verbal form, including technology, experience, formulae, concepts, discoveries, trade secrets, inventions, modifications, improvements, data (including all chemical, preclinical, pharmacological, clinical, pharmacokinetic, toxicological, analytical and quality control data), results, designs, ideas, analyses, methods, techniques, assays, research plans, procedures, tests, processes (including manufacturing processes, specifications and techniques), laboratory records, reports and summaries.

1.30 “Licensor IP Rights” means the Licensor Know-How and the Licensor Patent Rights.

1.31 “Licensor Know-How” means Know-How owned or Controlled by Licensor that relates directly to the Technology which may be provided to Licensee hereunder. Licensor Know-How includes Potelligent® CHOK1SV, Vectors, and any composition or formulation incorporating Potelligent® CHOK1SV and/or Vectors.

1.32 “Licensor Patent Rights” means the Patents set out in Exhibit 1 hereto, solely to the extent that such Patents relate to the Technology and are necessary or reasonably useful for researching, developing, commercializing, making, having made, using, having sold, offering for sale, selling or otherwise disposing of a Product pursuant to this Agreement.

1.33 “Losses” has the meaning set forth in Section 11.1.

1.34 “Major Market” means [***].

1.35 “Management Representatives” has the meaning set forth in Section 12.1.

1.36 “Milestone Payments” means the payments set forth in Section 6.4.

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.37 “Net Sales” means the gross amount invoiced by Licensee or its Sublicensees (or Strategic Partner, if applicable) for sales of a Product to Third Parties in the Territory (“Gross Sales”), less the following (to the extent applicable): [***] and [***] on the Product [***] and [***] by the customer with respect to the sales of the Product [***] and which are already included in the determination of Gross Sales) including without limitation [***] and [***] and [***] or [***] or [***] for [***] or [***] of [***] Product, and for [***] on a [***] Product, [***] or [***] on or measured by the [***] for the Product [***] to the extent included in the [***] and not [***] for [***] and [***] related to [***] of a Product, to the extent included in Gross Sales.

If a sale, transfer or other disposition with respect to the Product involves consideration other than cash or is not at arm’s length, then the Net Sales from such sale, transfer or other disposition shall be [***] which shall mean the [***] for the [***] in the country where such sale, transfer or other disposition took place.

In the event a Product is sold in any country in the form of a combination product containing one or more other therapeutically active ingredients that are not attached or linked to the Product, Gross Sales shall be determined by multiplying the actual Gross Sales of such combination product by the fraction A/(A + B), where A is the invoice price of the Product, if sold separately, and B is the invoice price of any other active component or components in the combination, if sold separately, in each case in the same country and in the same dosage as the combination product. If, on a country-by-country basis, the other active component or components in the combination are not sold separately in such country, Gross Sales shall be calculated by multiplying the actual Gross Sales of such combination product by the fraction A/C where A is the invoice price of the Product if sold separately, and C is the invoice price of the combination product, in each case in the same country and in the same dosage as in the combination product. If, on a country-by-country basis, the Product component of the combination product is not sold separately in such country, but the other active component or components are sold separately, Gross Sales shall be calculated by multiplying actual Gross Sales of such combination product by the fraction (C-B)/C where B is the invoice price of the other active component or components, if sold separately, and C is the invoice price of the combination product, in each case in the same country and in the same dosage as the combination product. If, on a country-by-country basis, neither the Product nor the other active component or components of the combination product are sold separately in such country, Gross Sales for such combination product shall be determined [***].

1.38 “Patents” means all patents and patent applications existing as of the Effective Date and all patent applications thereafter filed, including any continuation, continuation-in-part, division, provisional or any substitute applications, any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental patent certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

1.39 [***] means those [***] listed in Exhibit 4 to this Agreement, and [***].

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.40 “Phase I Clinical Trial” means a human clinical trial in any country that is intended to collect data on safety of a Product for a particular indication or indications in patients with the disease or indication under study or that would otherwise satisfy the requirements of 21 Code of Federal Regulations (“CFR”) §312.21(a) (U.S.) or its non-U.S. equivalent.

1.41 “Phase II Clinical Trial” means a human clinical trial in any country that is intended to collect data on dosage and evaluate the safety and the effectiveness of a Product for a particular indication or indications in patients with the disease or indication under study or that would otherwise satisfy the requirements of 21 Code of Federal Regulations (“CFR”) §312.21(b) (U.S.) or its non-U.S. equivalent.

1.42 “Phase III Clinical Trial” means a human clinical trial in any country that is intended to be a pivotal trial the result of which would be used to establish safety and efficacy of a Product as a basis for a BLA or that would otherwise satisfy the requirements of 21 CFR 312.21(c) or its non-U.S. equivalent.

1.43 “Potelligent® CHOK1SV” means the FUT8 (-/-) knock-out CHOK1SV Cell Line jointly created by Lonza’s Affiliate, Lonza Biologics plc, and BioWa’s Affiliate, Kyowa Hakko Kirin Co., Ltd., by combining the CHOK1SV Cell Line and the Potelligent® Technology.

1.44 “Potelligent® Technology” means BioWa’s proprietary technology directly relating to the use of Potelligent® Cells to produce Antibodies with enhanced ADCC activity by reducing the amount of fucose linked to the carbohydrate chains, including (i) Potelligent® Cells; (ii) cell transfection methods, including methods for selection of transfected cells; (iii) protein expression, production or purification methods; (iv) therapeutic compositions, formulations or uses of, and other modifications to, Antibodies with enhanced ADCC activity produced by transfected cells; and (v) any modifications to host cells producing glycoproteins with a reduced amount of fucose linked to such glycoproteins. For the purposes of clarity general technology that relates solely to the growth of cells or applies generally to antibodies that have not been fucose-reduced, even if it also applies to Potelligent® Cells, is not included. For the purposes of further clarity, a combined technology comprising Potelligent® Technology offered in combination with technology owned or Controlled by one or more Third Parties is also not Potelligent® Technology.

1.45 “Product” means any composition or formulation in the Field containing or comprising an Antibody owned or controlled by Licensee, which alone or in combination with other active or inactive ingredients, components or materials is designed to bind to or modulate the Commercial Target and whose development, manufacture, use or sale would but for a license under the Licensor IP Rights infringe the Licensor IP Rights.

1.46 “Progress Report” has the meaning set forth in Article 5.

1.47 “Prosecution and Maintenance” has the meaning set forth in Section 8.2.

1.48 “Regulatory Authority” means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the research, development, manufacture, commercialization or use (including the granting of a BLA) of any Product in any jurisdiction, including the FDA, the European Commission or the European Agency for the Evaluation of Medicinal Products, and the Ministry of Health, Labor and Welfare in Japan.

1.49 “Research” means research and non-clinical development activities performed up to the date of the Commencement of Phase I Clinical Trial for any Product, but does not include human clinical studies or other commercialization activities, such as the manufacture, use, marketing and sale of any Product or any product containing or derived from a Product.

1.50 “Royalty” and “Royalties” has the meaning set forth in Section 6.5.

1.51 “Strategic Partner” means a party with whom Licensee has entered into a contractual relationship (i) to collaborate in the performance of research, development and/or commercialization of a Product (ii) under which such Third Party has a material interest in the commercial success of the Product, and (iii) is not only intended to provide for the provision of manufacturing services by such Third Party to Licensee. In no event may any entity that is [***] a Competing Contract Manufacturer be deemed a Strategic Partner for the purposes of this Agreement.

1.52 “Sublicensee” means any Third Party or an Affiliate of Licensee, to whom Licensee has granted any of its rights under Article 2.

1.53 “Target” means a polypeptide, carbohydrate chain or other molecule to which an Antibody binds and/or which an Antibody modulates.

1.54 “Technology” means Antibody expression and ADCC enhancing technology using Potelligent® CHOK1SV in combination with the Transfection Medium & Supplements System, the Vectors and related Know-How and Patents, including but not limited to (i) Potelligent® CHOK1SV; (ii) cell transfection methods, including methods for selection of transfected cells; (iii) protein expression, production or purification methods; (iv) therapeutic compositions, formulations or uses of, and other modifications to, Antibodies with enhanced ADCC activity produced by transfected cells; and (v) any modifications to host cells producing glycoproteins with a reduced amount of fucose linked to such glycoproteins.

1.55 “Technology Improvements” means any inventions or other intellectual property (including all Patent, Know-How and other intellectual property rights therein) that relates specifically to the Technology made by, or under authority of, the Licensee or any authorized Sublicensee during the Term in conducting the Activities contemplated by this Agreement. For the avoidance of doubt, any invention or other intellectual property (including Patent, Know-How and other intellectual property rights therein) relating to any Antibody or any Product shall not constitute a Technology Improvement under this Agreement to the extent that it is severable from and does not comprise of (in whole or part) or disclose or reveal any Licensor IP Rights.

1.56 “Term” has the meaning set forth in Section 7.1.

1.57 “Territory” means all countries and territories in the world.

1.58 “Third Party” means any entity other than Licensee, BioWa, or Lonza.

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

1.59 “Transfected Cells” means Potelligent® CHOK1SV Cells transfected by Licensee with recombinant DNA encoding a monoclonal antibody.

1.60 “Transfection Medium” means the solutions of nutrients used in mammalian cell culture, as more fully set out in Exhibit 3.

1.61 “Transfection Supplements” means the supplement solutions used in the Transfection Medium, as more fully set out in Exhibit 3.

1.62 “Transfection Medium Know-How” means any Know-How specifically relating to the Transfection Medium, as set out in Exhibit 3.

1.63 “Transfection Medium & Supplements System” means the Base Powder, the Supplements, the Transfection Medium, and Transfection Medium Know-How used either in combination or individually.

1.64 “U.S.” means the United States of America, including all commonwealths, territories, and possessions of the United States.

1.65 “Valid Claim” means an issued and unexpired claim of a Licensor Patent Right that has not been canceled, withdrawn, or rejected and has not lapsed or become abandoned or been declared invalid or unenforceable or been revoked by a court or agency of competent jurisdiction from which no appeal can be or has been taken.

1.66 “Vectors” means Lonza’s vectors identified in Section 6.1 below.

1.67 “Withholding Taxes” means the amount of taxes required to be paid or withheld pursuant to any applicable law, including U.S. federal, state or local tax law.

ARTICLE 2

LICENSE GRANTS AND COVENANTS

2.1 Grant of Commercial License. Subject to the terms and conditions of this Agreement and upon payment of the Commercial License Fee, Licensor hereby grants to Licensee a fee- and royalty-bearing, non-exclusive license in and to the Licensor IP Rights, with the limited right to sublicense in accordance with Section 2.2, to Research, develop, commercialize, make, use, import, have imported, sell, have sold, offer for sale and otherwise dispose of Product in the Field in the Territory (the “Commercial License”).

2.2 Sublicense. Licensee shall have the right to grant sublicenses to Third Parties under the terms of this Section 2.2, provided that no sublicense shall provide for the right to grant further sublicenses without Licensor’s prior written consent, such consent not to be unreasonably withheld or delayed.

2.2.1 Licensee may grant sublicenses to and transfer Transfected Cells to [***] solely for the purpose of conducting Activities as provided in this Agreement, provided that Licensee provides written notice of any such sublicense and transfer [***] such sublicense and transfer provided however that to the extent that such proposed sublicense is regarded as the [***] of the [***] of the [***] need only be [***] to the [***] in advance of

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

the sublicense and transfer if the [***] agrees to be subject to [***] of [***] in respect of the [***] The [***] in which Transfected Cells are to be transferred must be [***] in an Approved Territory. In any agreement to sublicense or transfer Transfected Cells, Licensee shall prohibit the [***] from using the [***] except in [***] with the [***] or [***] and in no case would be allowed to [***] a [***] of such [***] or [***] using the [***].

2.2.2 Licensee shall have the right during [***] to [***] and [***] with the [***] of [***] with [***] to and the [***] of [***] such [***] ; provided that prior to entering into any agreement with such [***] or otherwise included among [***] Licensee obtains such [***] of [***] and, provided further, that such [***] to which [***] will be [***] are [***] in an Approved Territory.

2.2.3 If Licensee desires to transfer Potelligent CHOK1SV or the Vectors to any Third Party (including [***]) or Licensee desires to grant a sublicense to a Third Party other than [***], Licensee shall provide notice to Licensor and secure Licensor’s prior written consent, which shall not be unreasonably withheld or delayed, but which may be subject to reasonable conditions. Notwithstanding the foregoing, the Parties acknowledge that prior written notice has already been given by Licensee and approval provided by Licensor as to the intended sublicense to be granted by Licensee to Lonza to undertake Research, development and manufacturing services on Licensee’s behalf in respect of Product.

2.2.4 Any sublicense permitted under Sections 2.2.1, 2.2.2 and 2.2.3 above shall be granted expressly subject [***] to the terms of this Agreement and Licensee shall comply with the requirements of Section 2.1 above and this Section 2.2 in relation to the grant of such sublicense. In each sublicense agreement, Licensee shall require the Sublicensee to comply with the applicable terms and conditions of this Agreement and shall include a provision that [***] or [***] such of [***] and [***] in [***] as are necessary in order for [***] to comply with the requirements of [***] hereof.

2.2.5 In the event that Licensee fails to make payments pursuant to this Agreement, all payments due to Licensee from its Sublicensees under the sublicense agreements shall, upon notice from Licensor to Sublicensees, become payable directly to Licensor for the account of Licensee, but solely to the extent of payments due to Licensor under this Agreement.

2.3 Performance by Sublicensees. Licensee’s execution of a sublicense agreement shall not relieve Licensee of any of its obligations under this Agreement. Licensee shall remain jointly and severally liable to Licensor for any performance or non-performance of a Sublicensee that would be a breach of this Agreement if performed or omitted by Licensee, and Licensee shall be deemed to be in breach of this Agreement as a result of such Sublicensee performance or non-performance.

2.4 Licensor’s Rights. Except for the rights granted to Licensee under this Agreement, all right, title and interest in and to the Technology shall at all times remain with and be vested in Licensor. Neither Licensee nor its Sublicensees shall use the Technology for any purpose other than as expressly granted to Licensee under this Agreement.

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

2.5 Third Party Rights and Licenses. Licensee shall be responsible for obtaining all rights from Third Parties or Licensor’s Affiliates that are necessary to research, develop and commercialize Product in the Field.

2.6 Permitted Uses of the Technology; Prohibition on Modifications or Adaptations. Licensee’s use of the Technology is limited to inserting gene(s) coding for Licensee’s proprietary antibodies into the Vectors and then into Potelligent® CHOK1SV for the purpose of generating Antibodies. Licensee hereby undertakes not to make any modifications or adaptations to the Technology during the subsistence of this Agreement except as explicitly provided under this Section 2.6 hereto. Licensee is specifically prohibited from performing any analysis, test, experiment or reverse-engineering of the Technology, provided that Licensee may test Potelligent® CHOK1SV and Transfected Cells as necessary for Allakos’ quality assurance, quality control or compliance with Applicable Laws.

ARTICLE 3 – USE OF TECHNOLOGY

3.1 Sole Uses of Technology. Licensee shall not use, nor shall it permit any authorized Sublicensee to use, the Vectors, Potelligent® CHOK1SV or Licensor IP Rights for any purpose other than that permitted in Section 2.1. Upon transfection, Licensee shall have the right to use the Transfected Cells solely to Research, develop, commercialize, make, have made, use, import, have imported, export, have exported, sell, have sold, offer for sale, and otherwise dispose of Product pursuant to the terms and subject to the conditions of this Agreement. Except as permitted in accordance with Section 2.2, Licensee shall not offer for sale, sell, transfer or otherwise distribute Potelligent® CHOK1SV, Transfected Cells, or Licensor IP Rights to any Third Party. Licensee shall store, handle, transport, use and dispose of Potelligent® CHOK1SV and Transfected Cells in accordance with all applicable country, state and local laws and regulations.

3.2 Rights in Transfected Cells. Subject to the Licensor IP Rights and rights in Technology Improvements set forth in this Agreement, Licensor shall have no rights to the Transfected Cells and Licensee shall be the exclusive owner of the Transfected Cells, Antibodies and Product, provided that Licensee’s use of the Transfected Cells is subject to the licenses granted under this Agreement.

ARTICLE 4 – TARGET DESIGNATION

4.1 Target Designation. [***]

4.2 Notification of Commencement of Phase I Clinical Trials. Within thirty (30) days of Commencement of the first Phase I Clinical Trial for each Product, Licensee shall provide Licensor written notice of such Commencement and such notice shall (i) specifically identify the Commercial Target for such Product and (ii) specifically identify the Product being developed.

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

ARTICLE 5

PROGRESS REPORTS

During the Term Licensee shall deliver to Licensor annual, written, reasonably detailed progress reports, following the format set forth in Exhibit 2, of Activities conducted in the preceding calendar year, including Licensee’s progress towards the achievement of milestone events set forth in Section 6.3 (the “Progress Report”). The first Progress Report shall be due on the first anniversary of the Effective Date, and subsequent Progress Reports on each anniversary of the Effective Date thereafter.

ARTICLE 6 – FINANCIAL TERMS

6.1 Reservation of Research License Fee. It is acknowledged between Lonza and Licensee that it is the intention of such parties that upon or shortly after the Effective Date Lonza and Licensee shall enter into a Development and Manufacturing Services Agreement whereby Licensee shall engage Lonza to undertake various Research, development and manufacturing services in relation to Product using the Technology. On the basis of such understanding it is agreed that Lonza shall not be providing Potelligent® CHOK1SV, Vectors and Licensor Know-How to Licensee but shall instead be utilizing such materials and Know-How itself on Licensee’s behalf to undertake the contracted services. If for whatever reason Licensee wishes to undertake Research activities itself or through an Affiliate or [***] Licensee shall be entitled to call for the following materials and details to be provided to it [***] subject to the Licensee paying to Lonza [***] research license fee of [***] due and payable [***] and expiring upon [***].

(a) Vectors

[***]

(b) Potelligent® CHOK1SV

[***]

(c) Licensor Know-How

[***]

(d) Transfection Medium & Supplements System

Licensor shall (a) provide Licensee with [***] will be able to [***] and [***] to enable [***] and (b) [***] with the [***] For the avoidance of doubt, [***] hereby confirms that [***] may [***] to such [***] the fact that [***] is [***].

6.2 BioWa Target Reservation Fee In partial consideration of the license granted under this Agreement, Licensee shall pay to BioWa an upfront and annual non-refundable, non-creditable Target reservation fee (“Target Reservation Fee”) in the amount of [***], within [***] days of the Effective Date and [***].

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

6.3 BioWa Commercial License Fee. In partial consideration of the Commercial License granted under this Agreement, Licensee shall pay to BioWa an annual, nonrefundable, non-creditable commercial license fee of Forty Thousand U.S. Dollars (US $40,000) (the “Commercial License Fee”). The initial payment of the Commercial License Fee shall be due and payable within [***] and shall end on the anniversary of the Effective Date immediately preceding BioWa’s receipt of the first royalty payment pursuant to Section 6.5.1 below.

6.4 Milestone Payments.

6.4.1 BioWa Milestone Payments. In partial consideration of the Commercial License granted under this Agreement, Licensee shall make the following non-refundable and non-creditable milestone payments to BioWa, [***] achievement of the following milestone events by Licensee or a Sublicensee (or Strategic Partner, if applicable) [***]

6.5 Royalty Payments.

6.5.1 BioWa Royalty Payments. As further partial consideration of the Commercial License granted under this Agreement, during the BioWa Royalty Term (as defined below), Licensee shall pay to BioWa running royalties (“BioWa Royalties”) on Product equal to [***] of Net Sales for all Product sold by Licensee or Sublicensees (or Strategic Partner, if applicable) to [***] in the Territory, on a country-by-country basis.

BioWa Royalties shall be payable on a country-by-country basis until the later of: (i) (x) ten (10) years from the date of First Commercial Sale of the Product for the Commercial Target in such country or (y) the expiration of one or more regulatory exclusivity periods that would apply to such product in such country, whichever of (x) and (y) is later; and (ii) the expiration of the last to expire Valid Claim within the Licensor Patent Rights in such county (“BioWa Royalty Term”). Thereafter, subject to Sections 6.5.2 and 6.5.3 below the license under this Agreement for the Commercial Target shall become fully paid up.

6.5.2 Lonza Royalty Payments. As further partial consideration of the Commercial License granted under this Agreement during the Lonza Royalty Term (as defined below), Licensee shall pay to Lonza royalties (“Lonza Royalties”) on a country-by-country basis and Product-by-Product basis at the following rates:

(i) In respect of Product manufactured by Lonza, a royalty of [***].

(ii) Where Licensee or Licensee’s Strategic Partner manufactures Product: [***].

(iii) Where any party other than Lonza, Licensee, or Licensee’s Strategic Partner manufactures Product: [***].

Lonza Royalties will be payable by Licensee until the later of (i) ten (10) years from the date of First Commercial Sale of the first Product for the Commercial Target, or (ii) the expiration of the last-to-expire patent within the Licensor IP Rights (“Lonza Royalty Term”). Thereafter, subject to Section 6.5.1 above and 6.5.3 below, the license under this Agreement for the Product shall become fully paid up.

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

6.5.3 Product sold in Countries not Protected by a Valid Claim. In the event Product is sold in a country in which there is no Valid Claim among the Licensor IP Rights covering such Product, or in which previously existing Valid Claims covering such Product have expired or otherwise become invalid, royalties shall be due only in respect of the Licensor Know-How and the relevant royalty figures referred to in Section 6.5.1 above shall be [***] for the duration of the BioWa Royalty Term and the relevant royalty figures referred to in Section 6.5.2 above shall be [***] for the duration of the Lonza Royalty Term. Thereafter, the license under this Agreement for the Commercial Target and respective Product shall become fully paid-up.

6.5.4 [***] If Licensee [***] is [***] in order to [***] or [***]such [***], then Licensee may [***] to such [***] from the [***] pursuant to [***] for the [***]; provided that, in no event shall [***] to [***] in any [***] be [***] to [***] of the [***]. For clarity, Licensee shall not be entitled to [***] should [***] fail to [***] with respect to the [***] and, therefore, [***].

6.6 Notification Obligations and Payment Dates for Milestone Payments and Royalties. Licensee shall inform Licensor in writing within [***] of achieving each milestone by Licensee or its Sublicensee under this Agreement. Licensee shall make the relevant Milestone Payment within [***] achieving such milestone. All Royalty payments under Section 6.5 shall be due and payable [***] and within [***] during which [***] Together with any such payment, Licensee shall deliver a report specifying in the aggregate and, on a country-by-country basis [***] (iii) Net Sales; and (iv) Royalties payable. For purposes of computing Royalty payments for Net Sales payable to BioWa made outside of [***] such Royalties shall be [***] on the [***] For purposes of computing Royalty payments for Net Sales payable to Lonza made outside of [***] such Royalties shall be [***] and the [***] shall be the [***] in the [***] on the [***].

6.7 Late Payment. Any payments or portions thereof due to Licensor hereunder which are not paid when due shall bear interest equal [***] plus an additional [***], calculated on the number of days such payment is delinquent. This Section 6.7 shall in no way limit any other remedies available to Licensor for late payments. Failure to make any payments pursuant to the terms of this Agreement hereunder shall constitute a breach of this Agreement.

6.8 Mode of Payment.

6.8.1 Mode of Payment to BioWa. All payments to BioWa hereunder shall be made in [***] in the stated amount by wire transfer to such bank account as BioWa may from time to time designate by notice in writing to Licensee. Until otherwise designated by notice, the fees payable under this Article 6 to BioWa shall be paid to [***] Payments shall be [***] to the extent applicable.

6.8.2 Mode of Payment to Lonza. All payments to Lonza hereunder shall be made in [***] in the stated amount by wire transfer to such bank account as Lonza may from time to time designate by notice in writing to Licensee. Until otherwise designated by notice, the fees payable to Lonza under this Article 6 to Lonza shall be paid to: [***]

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

6.9 Records Retention and Audit. With respect to the Product, Licensee shall keep, and shall cause its Sublicensees (or Strategic Partner, if applicable) , and their respective agents, to keep for as long as legally required and in no event less than [***], complete, true and accurate books of accounts and records of all quantities of Product manufactured and sold (or otherwise distributed) in sufficient detail to confirm the accuracy of the Net Sales and Royalty calculations hereunder. Upon reasonable prior written notice from Licensor, during the Term and for [***] thereafter, Licensee shall permit an independent certified public accountant, appointed and paid by Licensor, and reasonably acceptable to Licensee, at reasonable times during normal business hours and under a written confidentiality agreement between the accountant and Licensee executed prior to the inspection, to examine these records solely to the extent reasonably necessary to verify such calculations for any Calendar Year ending not more than [***] prior to the date of such request. Such investigation shall be at the expense of [***] If such investigation shows underpayment of Royalties, Licensee shall promptly (but in no event later than [***] after [***] of the independent auditor’s report so correctly concluding) remit to Licensor the amount of such underpayment, and all such [***] shall be subject to [***] pursuant to [***] Licensee shall ensure that all Sublicensees comply with Licensee’s obligations under this provision.

6.10 Tax Withholding. All payments required under this Agreement shall be without deduction or withholding for, or on account of, any taxes or similar governmental charge imposed by any jurisdiction. Any withholding taxes shall be the sole responsibility of the paying Party. The Party receiving payment agrees to elect to claim a tax credit for any such withholding taxes paid by the paying Party for which the receiving Party is entitled to so elect, and at the time the receiving Party actually realizes a reduction in its regular income tax liability by utilizing any such withholding taxes as a credit against its regular income tax liability (determined on a “first in first out” basis pro rata with other available foreign tax credits), then the amount of such credit shall be promptly reimbursed to the paying Party, to the extent such withholding taxes were paid by the paying Party.

6.11 Blocked Payments. In the event that, by reason of applicable laws or regulations in any country, it becomes impossible or illegal for Licensee or its Sublicensees to transfer, or have transferred on its or their behalf, Royalties or other payments to Licensor, such Royalties or other payments shall be deposited in local currency in the relevant country to the credit of Licensor in a recognized banking institution designated by Licensor or, if none is designated by Licensor within a period of thirty (30) days, in a recognized banking institution selected by Licensee or its Sublicensees, as the case may be, and identified in a written notice to Licensor.

ARTICLE 7 – TERM AND TERMINATION

7.1 Term and Expiration. This Agreement shall become effective on the Effective Date and unless earlier terminated pursuant to this Article 7, shall remain in full force and effect until there are no remaining Royalty payment obligations with respect to any Product in any country (the “Term”).

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

7.2 Termination at Will by Licensee. Licensee shall have the right to terminate this Agreement in its entirety for any reason upon ninety (90) days prior written notice to Licensor. Upon termination in accordance with this Section 7.2, the licenses granted by Licensor pursuant to Article 2 shall terminate in its entirety. Licensee shall remain obligated for all payments due at the time of such notice and for any continuing obligations otherwise surviving and owed under this Agreement pursuant to Section 7.9.

7.3 Termination for Breach. Without prejudice to any other remedies that may be available under this Agreement, in the event that Licensee, on the one hand, or Licensor, on the other hand, has materially breached this Agreement, and the breaching Party has not cured such breach within thirty (30) days following its receipt of written notice thereof from the non-breaching Party, the non-breaching Party may terminate this Agreement by providing written notice to the other Party with immediate effect.

7.4 Termination for Insolvency. Either Licensor or Licensee may terminate this Agreement by written notice with immediate effect if the other becomes insolvent, makes a general assignment for the benefit of creditors, is the subject of proceedings in a voluntary or involuntary bankruptcy proceeding instituted on behalf of or against such Party (except for involuntary bankruptcies which are dismissed within ninety (90) days), or has a receiver or trustee appointed for substantially all of its property.

7.5 Accrued Rights and Obligations. Termination or expiration of this Agreement for any reason shall not (a) release any Licensor or Licensee from any liability which, at the time of such termination or expiration, has already accrued or which is attributable to a period prior to such termination or expiration or (b) preclude any Licensor or Licensee from pursuing any rights and remedies it may have hereunder, or at law or in equity, with respect to any breach of, or default under, this Agreement. Licensor or Licensee understand and agree that monetary damages may not be a sufficient remedy for a breach of this Agreement and that the Licensor or Licensee may be entitled to injunctive relief as a partial remedy for any such breach.

7.6 Inventory on Hand. Upon termination or expiration of this Agreement for any reason other than for non-payment of Royalties and Milestone Payments, Licensee and its Sublicensees may sell or otherwise distribute the inventory of any Product then on hand until the first anniversary of the date of such termination. All such sale or distribution shall be subject to the relevant terms of this Agreement (including the payment of Royalties thereon).

7.7 Destruction of Biological Materials. Upon termination (but not expiration) of this Agreement, Licensee and its Sublicensees shall promptly destroy all Potelligent® CHOK1SV, Vectors, Base Powders, and Transfection Medium and all Transfected Cells, as well as all Antibodies, and an officer of Licensee shall provide Licensor with a written certification to such effect; provided, however, that Licensee may maintain small sample quantities of Transfected Cells and Antibodies [***] (“Retained Materials”), or [***] to the extent necessary to comply with applicable Laws and regulatory purposes (including safety and quality guidelines) only. For the avoidance of doubt further research, development and/or manufacture shall not be undertaken on Retained Materials following termination of the Agreement.

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

7.8 Licenses. The license(s) granted to Licensee in this Agreement shall terminate upon any termination of this Agreement and, in such event, Licensee shall cease, and cause its Sublicensees to cease, all uses of Licensor IP Rights or the Technology for any purposes, including but not limited to, the Research, development, manufacturing and commercialization of any Product. Upon expiration of this Agreement, all license(s) granted to Licensee in this Agreement shall survive as paid-up, irrevocable, non-exclusive licenses.

7.9 Survival. The following provisions of this Agreement shall survive expiration or termination of this Agreement: Article 1; Section 2.4 (regarding Licensor’s retained rights); Section 3.1 (regarding sole uses of Technology); Article 6 (regarding payment obligations incurred prior to termination or expiration, record retention and audit rights); Sections 7.6 through 7.9; Section 8.1 (regarding the ownership of any IP rights); Section 8.2 (regarding Patent prosecution); Article 9 (regarding confidentiality); Sections 11.4, 11.5 and 11.6 (regarding warranty disclaimers); Article 11 (regarding indemnifications); Article 12 (regarding dispute resolution); and Article 13 (regarding miscellaneous provisions).

Article 8 INTELLECTUAL PROPERTY

8.1 Ownership of IP.

8.1.1 Background IP. Except as expressly otherwise provided herein, neither Party will, as a result of this Agreement, acquire any right, title, or interest in any intellectual property either (i) owned or controlled by another Party prior to the Effective Date or (ii) developed or acquired by another Party independently from, and in the case of Licensee without the use or reliance on the Technology.

8.1.2 General. Subject to Section 8.1.4, all Technology Improvements shall be owned by Licensor, and Licensee hereby assigns to Licensor its entire right, title and interest in and to any Technology Improvements developed, conceived, reduced to practice, or invented by Licensee or its Sublicensees pursuant to the Activities contemplated by this Agreement. Licensee shall disclose or cause to be disclosed to Licensor all Improvements made by or under authority of Licensee or its Sublicensees pursuant to the Activities contemplated by this Agreement during the Term. Licensee (including its Sublicensees) shall maintain records in sufficient detail and in good scientific manner to properly reflect all work done and results achieved in connection with Technology Improvements hereunder. Licensee (including its Sublicensees) shall promptly execute all documents and take all such other actions as may be reasonably requested to enable Licensor to Prosecute and Maintain Patents on the Improvements.

8.1.3 Subject to the terms and conditions set forth herein, Licensor hereby grants to Licensee a non-exclusive, world-wide, fully paid-up, irrevocable, transferable license, including the right to grant sublicenses as provided under Section 2.2, under the Technology Improvements, to research, develop, make, use, sell and import the Product.

8.1.4 Licensee Product Improvements. All inventions or other intellectual property made by or on under authority of Licensee other than Technology Improvements shall be owned by Licensee, including without limitation any and all inventions and other intellectual property directed to improvements to the Product, Antibody or other Licensee Know-How or Patents.

8.2 Patent Prosecution. As between Licensor and Licensee, Licensor shall have the right, at its expense, to control the Prosecution and Maintenance of the Licensor Patent Rights and any Patents on Technology Improvements owned by Licensor as provided under Section 8.1.1 above, using counsel of its choice. As used in this Article 8, “Prosecution and Maintenance” (and “Prosecute and Maintain”) shall mean the preparing, filing, prosecuting and maintenance of such Patents, as well as re-examinations, reissues, requests for patent term extensions and the like with respect to such Patents, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to such Patents.

8.3 Infringement by Third Party. Subject to the provisions of this Section 8.3, in the event that Licensee becomes aware that any Licensor Patent Right is being infringed by a Third Party or is subject to a declaratory judgment action arising from such infringement, Licensee shall promptly notify Licensor. Licensor shall have the sole right (but not the obligation) to enforce the Licensor Patent Rights covering the Technology (an “Enforcement Action”). Licensee shall reasonably cooperate with Licensor in all such actions or proceedings, at Licensor’s expense. Licensee agrees to be joined as a plaintiff if necessary and shall provide all reasonable cooperation (including any necessary use of its name) required to prosecute such litigation. If Licensee is joined as a plaintiff in any such suit, then Licensor shall ensure that any counsel retained by Licensor in such matter is reasonably acceptable to the Licensee. Licensor shall have the sole benefit of any damages collected from any such Enforcement Action, after first reimbursing any costs or expenses due to the Licensee pursuant to this Section 8.3.

8.4 Third Party Infringement Claims. Licensee shall promptly notify Licensor in writing of any claims that Licensee’s use of the Technology, Licensor Patent Rights and/or Licensor Know-How infringes or improperly or unlawfully uses the proprietary rights of any Third Party. Licensor shall have the sole right, but not the obligation, to take all such steps and proceedings and to do all other acts and things as may in Licensor’s sole discretion be necessary to defend such claims and Licensee shall permit Licensor to have the sole conduct of any such steps and proceedings, including the right to settle them (whether or not Licensee is a party to them) provided that Licensor shall have no right to defend or settle any claims directed to the Product or Antibody, either alone or in combination with the Technology where the Product or Antibody infringes any Third Party intellectual property rights without Licensee’s written consent ( not to be unreasonably withheld or delayed). Licensee hereby agrees to co-operate fully as is reasonably necessary with Licensor, at Licensor’s sole cost and expense, including lending its name to the proceedings as may be necessary. Licensor shall be entitled to retain any and all monies received from such proceedings, after first reimbursing Licensee for any expenses of Licensee due pursuant to this Section 8.4. For clarity no Party shall enter into any settlement of any claim described in this Section 8.4 that adversely affects another Party’s proprietary rights, that requires another Party to pay money to a Third Party or that imposes liability on another Party without the other Party’s written consent such consent not to be unreasonably conditioned, withheld or delayed.

8.5 Product Markings and Trademarks. To the extent required by law, each Product marketed and sold by Licensee or Sublicensees under this Agreement shall be marked with all patents and other intellectual property notices relating to the Licensor Patent Rights. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a non-exclusive, revocable license, with the limited right to Licensee to sublicense to its Sublicensees, to use and display the “POTELLIGENT® CHOK1SV™” trademark solely for marking the Product, if required, under this Section 8.5.

Article 9 CONFIDENTIALITY AND PUBLICATION

9.1 Confidential Information. The Parties recognize that each Party’s Confidential Information constitutes highly valuable and proprietary assets of the disclosing Party.

9.1.1 The Parties agree that Confidential Information shall not be deemed to include information that the receiving Party can demonstrate by written documentation:

(a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, in the public domain;

(b) is known by the receiving Party or its Affiliates at the time of receiving such information, as evidenced by credible evidence;

(c) is furnished to the receiving Party or its Affiliates by a Third Party under no obligation of confidentiality, as a matter of right and without restriction on disclosure; or

(d) is independently discovered or developed by the receiving Party or its Affiliates without reference to the disclosing Party’s Confidential Information.

9.1.2 Each Party agrees that, notwithstanding the termination or expiration of this Agreement, the receiving Party shall maintain all Confidential Information of a disclosing Party in confidence and shall not publish, disseminate or otherwise disclose a disclosing Party’s Confidential Information to any Third Party, nor use any Confidential Information of a disclosing Party, without the written consent of the disclosing Party, except for the purpose of this Agreement as provided in this Article 9. Notwithstanding the foregoing, the receiving Party may disclose and disseminate Confidential Information of the disclosing Party only to those Affiliates, Sublicensees, employees or contractors, professional advisers, finance-providers, and potential and actual acquirers of the receiving Party who have a bona fide need to know for the purpose of this Agreement, or an applicable financing or acquisition, and only after such Affiliates, employees, contractors, professional advisers, finance-providers, and potential and actual acquirers have been advised of the confidential nature of such information and are bound in writing by an obligation of confidentiality under terms substantially similar to the confidentiality obligations in this Agreement; and further provided that potential acquirers will only be entitled to received information on the material terms of this Agreement.

9.2 Permitted Use and Disclosures. Each receiving Party may use or disclose Confidential Information of a disclosing Party to the extent such use or disclosure is reasonably necessary in complying with applicable governmental regulations or otherwise submitting information to governmental authorities, conducting clinical trials, applying for regulatory approvals, negotiating or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a receiving Party is required to make any such disclosure of a disclosing Party’s Confidential Information, it shall make commercially reasonable efforts to: (a) give prompt written notice to the disclosing Party of the proposed disclosure to the relevant governmental authority, and allow the disclosing Party at least thirty (30) days to object to all or any portion of the disclosure before it is disclosed; (b) if advance notice is not possible, provide written notice of disclosure immediately thereafter; (c) to the extent possible, minimize the extent of such disclosure; and (d) secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise), it being understood that any information so disclosed shall otherwise remain subject to the limitations on use and disclosure hereunder. The Party proposing to disclose any Confidential Information under this provision shall take into reasonable consideration any comments and objections raised by the disclosing Party.

9.3 Press Releases. The text of any press release or other communication to be published by or presented in the media concerning the subject matter of this Agreement shall require the prior written approval of all Parties, except as may be required by law or regulation.

9.4 Disclosures Required by Law. If a public disclosure is required by law, rule or regulation, including in a filing with the Securities and Exchange Commission, the disclosing Party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure, but not later than ten (10) Business Days prior to the filing, for a non-disclosing Party’s prior review and comment and to allow a non-disclosing Party a reasonable time to object to any such disclosure or to request confidential treatment thereof. Notwithstanding the foregoing, the Parties hereby agree to issue a press release subsequent to the Effective Date, the content of which shall be approved by the Parties as soon as practical.

9.5 Review of Proposed Publications, Presentations or Patent Applications. No Party shall publish any manuscript, abstract, specification, text and/or any other material that includes information about the Agreement, the Technology or a Party’s Confidential Information without providing a copy of the materials to the receiving Parties and obtaining such other Parties’ consent pursuant to this Section 9.5. A receiving Party shall review any such materials provided to it by the publishing Party to determine if Confidential Information is or may be disclosed. A receiving Party shall notify the publishing Party [***] after receipt of the proposed publication if the receiving Party determines that Confidential Information of the receiving Party is or may be disclosed. If it is determined by the receiving Party that patent applications should be filed, the publishing Party shall delay its submission for publication or presentation for a period not to exceed [***] from the receiving Party’s receipt of the proposed publication to allow time for filing of one or more patent applications. In the event that the delay needed to complete the filing of any necessary patent application [***], the Parties shall discuss the need for obtaining an extension of the publication delay [***]. If it is determined by the receiving Party that Confidential Information of such Party is being disclosed, the publishing Party shall comply with any request to remove the Confidential Information from the proposed publication to avoid such disclosure. The publishing Party shall appropriately acknowledge the contributions of the other Parties and its employees to the material published or presented, unless otherwise instructed by such other Party.

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

9.6 Confidential Terms. Except as expressly permitted in this Agreement, no Party shall disclose any terms of this Agreement to any Third Party without the prior written consent of the other Parties; except that such consent shall not be required for disclosure to actual or prospective investors or to a Party’s accountants, attorneys and other professional advisors (provided that such disclosures shall be subject to continued confidentiality obligations at least as strict as are set forth herein).

9.7 Return or Destruction of Confidential Information. Upon termination or expiration of this Agreement, Licensor and Licensee shall each, at its sole discretion, either promptly return to the other all Confidential Information of the other or destroy all tangible items comprising, bearing or containing any Confidential Information and provide a written certification of such destruction; provided, however, that each Party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with this Article 9.

Article 10 REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1 Mutual Representations, Warranties and Covenants. Licensor and Licensee each warrants, represents and covenants to the other that:

10.1.1 Organization. It is duly organized and validly existing under the laws of its jurisdiction of incorporation, and has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

10.1.2 Authority. This Agreement has been duly authorized, executed and delivered by such Party and constitutes valid and binding obligations of such Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, and other laws of general application limiting the enforcement of creditors’ rights;

10.1.3 Consents and Approvals. Such Party has obtained all necessary consents, approvals and authorizations of all governmental authorities and Third Parties required to be obtained by such Party in connection with the execution of this Agreement;

10.1.4 No Conflicts. The execution, delivery and performance of this Agreement does not conflict with, or constitute a breach or default under any of the charter or organizational documents of such Party, any law, order, judgment or governmental rule or regulation applicable to such Party, or any material agreement, contract, commitment or instrument to which such Party is a party.

10.1.5 Assignment of IP Rights. Each employee, consultant, agent or Sublicensee of such Party performing work under this Agreement has, and during the Term will have, a legally binding and outstanding obligation to assign the rights of such employee, consultant, agent or Sublicensee to any Technology Improvements to such Party.

10.2 Licensor’s Representations, Warranties and Covenants. Licensor represents, warrants and covenants to Licensee that:

10.2.1 it has the right to grant the rights and licenses granted herein;

10.2.2 in the performance of this Agreement, or the exercise of any rights obtained hereunder, Licensor will comply with all applicable laws, regulations, rules, orders and other requirements, now or hereafter in effect;

10.2.3 to its knowledge, except as otherwise disclosed to Licensee, there are as at the Effective Date no claims asserted or threatened that any of the Licensor IP Rights or Licensor Technology infringe, misappropriate or violate any Third Party intellectual property rights; and

10.2.4 Licensor will notify Licensee in writing promptly if it receives or is notified of a claim from a Third Party that the use by Licensee of the Potelligent Technology infringes any intellectual or industrial property rights vested in such Third Party.

10.3 Licensee’s Representations, Warranties and Covenants. Licensee represents, warrants and covenants to Licensor that in the performance of this Agreement, or the exercise of any rights obtained hereunder, Licensee will comply with and will cause its Sublicensees to comply with, all applicable laws, regulations, rules, orders and other requirements, now or hereafter in effect.

10.4 DISCLAIMER OF WARRANTIES. EXCEPT AS SET FORTH IN THIS AGREEMENT, LICENSOR AND LICENSEE MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED (IN THE CASE OF LICENSOR, INCLUDING WITH RESPECT TO THE TECHNOLOGY), INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE IP RIGHTS OF THIRD PARTIES. IN PARTICULAR, LICENSOR OFFERS NO REPRESENTATION OR WARRANTIES THAT THE USE OF ALL OR ANY PART OF THE TECHNOLOGY WILL RESULT IN THE SUCCESSFUL COMMERCIALIZATION OF ANY PRODUCT FOR ANY PURPOSE.EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT AND WITHOUT LIMITING LICENSEE’S REMEDIES FOR ANY BREACH OF THIS AGREEMENT BY LICENSOR, LICENSOR SHALL NOT BE LIABLE TO LICENSEE FOR ANY DAMAGES INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGES OR COST OF PROCUREMENT OF SUBSTITUTE GOODS SERVICES OR TECHNOLOGY BY REASON OF THE LICENSEE’S USE AND APPLICATION OF THE TECHNOLOGY, WHICH USE AND APPLICATION IS UNDERTAKEN AT LICENSEE’S SOLE RISK.

10.5 MATERIALS DISCLAIMER. THE VECTORS AND POTELLIGENT® CHOK1SV TRANSFERRED PURSUANT TO THIS AGREEMENT, WHEN COMBINED WITH AN ANTIBODY, ARE IN THE DEVELOPMENTAL STAGE AND MAY HAVE HAZARDOUS PROPERTIES. THE VECTORS, BASE POWDERS, SUPPLEMENTS AND TRANSFECTION MEDIUM AND POTELLIGENT® CHOK1SV ARE UNTESTED AND, EXCEPT AS SET FORTH IN THIS AGREEMENT, PROVIDED “AS IS” WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. LICENSEE SHALL BEAR ALL RISK RELATING TO THE VECTORS OR POTELLIGENT® CHOK1SV, BASE POWDER, SUPPLEMENTS AND TRANSFECTION MEDIUM TRANSFERRED TO LICENSEE.

10.6 IP DISCLAIMER. EXCEPT AS OTHERWISE EXPLICITLY PROVIDED IN THIS AGREEMENT, NOTHING IN THIS AGREEMENT IS OR SHALL BE CONSTRUED AS: (i) A WARRANTY OR REPRESENTATION BY LICENSOR AS TO THE VALIDITY, ENFORCEABILITY OR SCOPE OF ANY CLAIM WITHIN LICENSOR IP RIGHTS; (ii) A WARRANTY OR REPRESENTATION THAT ANYTHING MADE, USED, OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF UNDER ANY LICENSE GRANTED IN THIS AGREEMENT IS OR SHALL BE FREE FROM INFRINGEMENT OF ANY PATENT RIGHTS OR OTHER IP RIGHT OF A THIRD PARTY; (iii) AN OBLIGATION TO BRING OR PROSECUTE ACTIONS OR SUITS AGAINST THIRD PARTIES FOR INFRINGEMENT OF ANY OF THE LICENSOR IP RIGHTS; OR (iv) GRANTING BY IMPLICATION, ESTOPPEL, OR OTHERWISE ANY LICENSES OR RIGHTS UNDER IP RIGHTS OF LICENSEE OR LICENSOR OR THIRD PARTIES, REGARDLESS OF WHETHER SUCH IP OR OTHER RIGHTS ARE DOMINANT OR SUBORDINATE TO ANY LICENSOR IP RIGHTS.

Article 11 INDEMNIFICATION

11.1 Indemnification by Licensee. Licensee shall defend, indemnify and hold harmless Licensor, its Affiliates, licensees and their respective directors, officers, employees and agents from all claims, losses, damages and expenses, including reasonable legal expenses (“Losses”) resulting from suits, claims, actions, demands or other proceedings, in each case brought by a Third Party (“Claims”) arising out of or relating to (i) the negligence, unlawful acts or willful misconduct of Licensee (including its Sublicensees) in connection with its or their performance of this Agreement; (ii) Licensee’s material breach of any of its covenants, warranties or representations made under this Agreement; or (iii) the making, having made, distribution, sale, offer for sale or use of any Antibody or Product or the use of Licensor IP Rights or the Technology) by Licensee or its Sublicensees, except to the extent that such Losses are a direct result of Licensor’s gross negligence, willful misconduct or unlawful act or its breach of any covenant, representation or warranty made by it in this Agreement.

11.2 Indemnification by Licensor. Licensor shall defend, indemnify and hold harmless Licensee, its Affiliates, and their respective directors, officers, employees and agents from all Losses resulting from all Claims arising out of or relating to (i) the gross negligence, unlawful acts or willful misconduct of Licensor in connection with its performance of this Agreement; or (ii) Licensor’s material breach of any of its covenants, warranties or representations made under this Agreement, except in each case to the extent that such Losses are a direct result of Licensee’s gross negligence, willful misconduct or unlawful act or its breach of any covenant, representation or warranty made by it in this Agreement.

11.3 Procedure. If an indemnified Party (the “Indemnitee”) intends to claim indemnification under this Article 11, it shall promptly notify the indemnifying Party (the “Indemnitor”) in writing of any Claims of Third Party for which the Indemnitee intends to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnitee and any other Party represented by such counsel in such proceeding. The obligations of this Article 11 shall not apply to amounts paid in settlement of any Claims of Third Party if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Article 11, but the failure to so deliver written notice to the Indemnitor shall not relieve it of any obligation that it may have to any Party claiming indemnification otherwise than under this Article 11. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Claim covered by this Article 11.

11.4 Insurance Proceeds. Any indemnification hereunder shall be made net of any insurance proceeds recovered by the Indemnitee; provided, however, that if, following the payment to the Indemnitee of any amount under this Article 11, such Indemnitee recovers any insurance proceeds in respect of the Claim for which such indemnification payment was made, the Indemnitee shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnitor.

11.5 Insurance. Each Party shall procure and maintain insurance policies underwritten by a reputable insurance company or self-insurance, including clinical trial and product liability insurance, and providing adequate coverage for its respective obligations and activities hereunder. Notwithstanding the foregoing, Licensee shall procure and/or maintain policies of insurance for comprehensive general liability, clinical trials and products liability coverage in a minimum amount of [***] with respect to Licensee’s performance under this Agreement provided however that the Licensee need only maintain insurance to the value of [***] until commencement of clinical trials for the Product whereupon the coverage shall be increased to [***] as per the above .

11.6 Limitation of Liability. LICENSOR SHALL NOT BE LIABLE TO LICENSEE AND LICENSEE SHALL NOT BE LIABLE TO LICENSOR FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE, SPECIAL OR INDIRECT DAMAGES, INCLUDING LOSS OF ANTICIPATED PROFITS, EXCEPT TO THE EXTENT SUCH DAMAGES WERE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR UNLAWFUL ACT OF THAT PARTY OR ITS AFFILIATES OR SUBLICENSEES. LICENSOR’S LIABILITY TO LICENSEE ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE AGGREGATE VALUE OF THE MONETARY CONSIDERATION ACTUALLY RECEIVED BY LICENSOR FROM LICENSEE UNDER THIS AGREEMENT.

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

Article 12 DISPUTE RESOLUTION

12.1 Dispute Resolution Philosophy and Process. Any dispute that may arise between Licensor and Licensee relating to the terms of this Agreement or the activities of the Parties shall be referred to (i) an officer of Licensee and (ii) an officer of each of Lonza and BioWa (collectively, the “Management Representatives”), who shall attempt in good faith to achieve a resolution. If such Management Representatives are unable to resolve such a dispute within [***], such dispute shall be referred to [***] who shall use [***] to [***] upon the [***] to resolve the dispute. If any dispute is not resolved by these individuals (or their designees) within [***] or such [***] then Licensee or Licensor shall have the right to pursue legal action pursuant to Section 13.8.

12.2 No Limitation. Notwithstanding the foregoing, nothing in this Agreement shall be construed as limiting in any way the right of a Party to immediately seek temporary and/or preliminary injunctive relief from a court of competent jurisdiction with respect to any actual or threatened breach of this Agreement.

Article 13 MISCELLANEOUS PROVISIONS

13.1 Advice of Counsel. Licensee and Licensor have consulted counsel of their choice regarding this Agreement and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and shall be construed accordingly.

13.2 Assignment. [***] shall not assign this Agreement [***] provided however that the [***] may assign this Agreement [***] so long as [***]. In order for an assignment under this provision to become effective [***] shall confirm to [***] that it will [***] under this Agreement from the date of the assignment. No assignment shall relieve the assignor of its obligations which accrued prior to the date of assignment. If [***] would result in withholding or other similar taxes becoming due on payments to Licensor under this Agreement, [***] shall be responsible for all such taxes and the amount of such taxes shall not be withheld or otherwise deducted from the amounts payable to [***]. If, in such event, [***] then [***] shall [***].

13.3 Binding Effect. This Agreement, the rights granted and obligations assumed hereunder shall be binding upon and shall inure to the benefit of Licensee, Licensor and their respective successors and permitted assigns.

13.4 Counterparts. This Agreement may be executed in counterparts, or facsimile versions, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement.

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

13.5 Entire Agreement. This Agreement and the exhibits and schedules hereto and thereto, constitute and contain the entire understanding and agreement of the Parties respecting the subject matter of this Agreement, and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter, except that the Confidentiality Agreement between the Parties dated as of January 30, 2013 shall remain in full force and effect pursuant to the terms thereof.

13.6 Force Majeure. The failure of Licensor or Licensee to timely perform any obligation under this Agreement by reason of epidemic, earthquake, riot, civil commotion, fire, act of God, war, terrorist act, strike, flood, or governmental act or restriction, or other cause that is beyond the reasonable control of that Party shall not be deemed to be a material breach of this Agreement, but shall be excused to the extent and for the duration of such cause, and that Party shall provide the other Parties with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities) and shall use commercially reasonable efforts to avoid or remove such cause, and shall perform its obligation(s) with the utmost dispatch when the cause is removed. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than one hundred eighty (180) days, the Parties hereto shall consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.

13.7 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement. The Parties shall cooperate and use all reasonable efforts to make all other registrations, filings, and applications, to give all notices, and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications, authorizations, permits, and waivers, if any, and to do all other things necessary or desirable for the consummation of this Agreement.

13.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the [***], without regard to the application of principles of conflicts of law. The [***] located in [***] shall have exclusive jurisdiction in relation to this Agreement provided that the Parties shall have the right to proceed to a suitable jurisdiction for the purpose of enforcing a judgment, award, or order (including without limitation seeking specific performance) and injunctive relief.

13.9 Interpretation. The captions and headings in this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits to this Agreement and references to this Agreement include all Exhibits hereto. Unless the context otherwise clearly requires, whenever used in this Agreement: (i) the words “include” or “including” shall be construed to have the inclusive meaning frequently identified with the phrase “including but not limited to” or “including without limitation;” (ii) the word “day” or “year” means a calendar day or year; (iii) the word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (iv) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (v) the word “or” shall be construed to have the inclusive meaning identified with the phrase

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

“and/or;”(vi) words of any gender include the other gender; (vii) references to the plural shall be deemed to include the singular and the plural, the part and the whole; and (viii) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof.

13.10 No Implied Licenses to Use of Name or Trademark. Except as otherwise specifically provided in Section 8.5, no right, expressed or implied, is granted by this Agreement to a Party to use in any manner the name or any other trademark of any other Party in connection with the performance of this Agreement.

13.11 Independent Contractors. Each Party is an independent contractor under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to constitute Licensee or Licensor as partners or joint venturers with respect to this Agreement. No Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other Party, or to bind any other Party to any other contract, agreement or undertaking with any Third Party or Affiliate.

13.12 Notices and Deliveries. Any formal notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing in English and shall be deemed to have been sufficiently given when it is received, whether delivered in person, transmitted by facsimile with contemporaneous confirmation by mail, delivered by certified mail (or its equivalent), or delivered by courier service (receipt required), to the Party to which it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Parties.

If to Licensor:	With a copy to:

BioWa, Inc.	[***]
[***]

and	With a copy to:

Lonza Sales AG	[***]
[***]

If to Licensee:	With a copy to:
Allakos, Inc.
75 Shoreway Road
Suite A San Carlos
CA 94070
Attn: CEO
Fax:

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

13.13 Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, so long as the Agreement, taking into account said voided provision, continues to provide the Parties with materially the same benefits as set forth in this Agreement on the Effective Date. If, after taking into account said voided provision, the Parties are unable to realize materially the same, the Parties shall negotiate in good faith to amend this Agreement to reestablish (to the extent legally permissible) the benefits as provided the Parties under this Agreement on the Effective Date.

13.14 Waiver. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.

13.15 Exhibits. The exhibits attached to this Agreement shall form an integral part hereof. In the event of any inconsistency between this Agreement and any exhibit, this Agreement shall prevail.

13.16 Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under section 365(n) of the Bankruptcy Code.

IN WITNESS WHEREOF, the Parties have put their names and affixed their seals or executed this Agreement and each Party shall have one (1) copy.

LONZA SALES AG		BIOWA, INC.

By:	/s/ Janet L. White	By:	/s/ Yasunori Yamaguchi
Name:	Janet L. White	Name:	Yasunori Yamaguchi, Ph.D.
Title:	Authorized Signatory	Title:	President and CEO

LONZA SALES AG		ALLAKOS, INC.

By:	/s/ Jeetendra Vaghjiani	By:	/s/ C.R. Bebbington
Name:	Jeetendra Vaghjiani	Name:	Christopher Bebbington
Title:	Authorized Signatory	Title:	Chief Executive Officer

EXHIBIT 1

LICENSOR PATENT RIGHTS

[***]

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

EXHIBIT 2

PROGRESS REPORT

[***]

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

EXHIBIT 3

BASE POWDER, TRANSFECTION MEDIUM, TRANSFECTION SUPPLEMENTS, AND TRANSFECTION MEDIUM KNOW-HOW

[***]

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

EXHIBIT 4

[***]

[***]

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.